Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of China Unistone Acquisition Corporation (the "Company") on Form 10-QSB for the period ending March 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I James Z. Li, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ James Z. Li                                          Dated: May 19, 2005
---------------------------------
    James Z. Li
    Chief Executive Officer
    (Principal Executive Officer)